UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

J. Tison Cory

Reaves Utility Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: October 31

Date of reporting period: May 1, 2013 – July 31, 2013

Item 1. Schedule of Investments.

REAVES UTILITY INCOME FUND

STATEMENT OF INVESTMENTS

July 31, 2013 (Unaudited)

	SHARES	VALUE

COMMON STOCKS 125.84%

Communications Equipment 0.69%
QUALCOMM, Inc.	85,000	$5,486,750

Diversified Telecommunication Services 25.50%
AT&T, Inc.(1)(2)	1,741,900	61,436,813
BCE, Inc.(1)(2)	1,065,000	43,973,850
BT Group PLC	950,000	4,923,785
CenturyLink, Inc.	374,000	13,407,900
Deutsche Telekom AG	400,000	4,868,029
Frontier Communications Corp.	399,231	1,740,647
TELUS Corp.	230,000	6,988,901
Verizon Communications, Inc.	1,060,000	52,448,800
Windstream Corp.	1,750,000	14,612,500

		204,401,225

Electric Utilities 37.54%
Cia Energetica de Minas Gerais - ADR	631,987	5,852,200
Duke Energy Corp.	546,999	38,836,929
Edison International(1)(2)	240,000	11,964,000
Entergy Corp.(1)(2)	485,000	32,737,500
ITC Holdings Corp.	455,000	41,755,350
NextEra Energy, Inc.	545,000	47,202,450
Northeast Utilities(1)(2)	220,000	9,770,200
Pinnacle West Capital Corp.(1)(2)	800,000	47,120,000
Portland General Electric Co.	110,000	3,487,000
PPL Corp.(1)(2)	807,000	25,638,390
Red Electrica Corp. S.A.	100,000	5,581,497
SSE PLC	200,000	4,791,968
The Southern Co.	585,000	26,231,400

		300,968,884

Gas Utilities 3.69%
National Fuel Gas Co.	75,000	4,862,250
ONEOK, Inc.(1)(2)	356,500	18,876,675
Snam SpA	204,000	962,899
South Jersey Industries, Inc.	80,000	4,888,000

		29,589,824

Independent Power Producers & Energy Traders 0.10%
NRG Yield, Inc.(3)	27,500	783,750

Media 1.41%
Comcast Corp., Class A	100,000	4,508,000
Time Warner Cable, Inc.	60,000	6,844,200

		11,352,200

	SHARES	VALUE

Multi-Utilities 29.37%
Ameren Corp.	140,000	$5,013,400
Dominion Resources, Inc.	337,000	19,987,470
DTE Energy Co.(1)(2)	719,000	50,833,300
Integrys Energy Group, Inc.(1)(2)	397,200	24,944,160
National Grid PLC	350,000	4,187,647
National Grid PLC - ADR(1)(2)	360,000	21,452,400
NiSource, Inc.	1,330,000	40,857,600
OGE Energy Corp.	50,000	1,870,000
PG & E Corp.	455,000	20,879,950
SCANA Corp.(1)	450,000	23,359,500
Sempra Energy	100,000	8,763,000
TECO Energy, Inc.	504,400	8,912,748
Wisconsin Energy Corp.	100,000	4,348,000

		235,409,175

Oil, Gas & Consumable Fuels 7.05%
Linn Energy LLC	345,000	9,332,250
Penn West Petroleum, Ltd.(1)	910,000	10,738,000
The Williams Cos., Inc.	1,000,000	34,170,000
TransCanada Corp.	50,000	2,286,000

		56,526,250

Real Estate Investment Trusts (REITS) 4.35%
American Tower Corp.(1)	240,000	16,989,600
Annaly Capital Management, Inc.(1)	1,500,000	17,880,000

		34,869,600

Road & Rail 4.99%
Union Pacific Corp.	252,000	39,964,680

Tobacco 1.49%
Altria Group, Inc.	340,000	11,920,400

Water Utilities 5.10%
American Water Works Co., Inc.	790,000	33,717,200
Aqua America, Inc.	160,000	5,417,600
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	171,000	1,761,300

		40,896,100

Wireless Telecommunication Services 4.56%
Telefonica Brasil S.A. - ADR(1)(2)	468,000	10,047,960
Vodafone Group PLC - ADR	885,000	26,505,750

		36,553,710

TOTAL COMMON STOCKS (Cost $817,041,993)		1,008,722,548

		SHARES	VALUE

PREFERRED STOCKS 0.41%

Electric Utilities 0.23%
Entergy Louisiana Holdings LLC, 6.950%		7,900	$801,604
Entergy Mississippi, Inc.,
6.250%		10,000	250,938
4.560%		3,520	333,630
Entergy New Orleans, Inc., 4.360%		4,500	428,906

			1,815,078

Multi-Utilities 0.11%
Ameren Illinois Co., 4.250%		10,300	930,862

Oil, Gas & Consumable Fuels 0.07%
Anglo Dutch Oil Well(4)(5)		1,000	566,000

TOTAL PREFERRED STOCKS (Cost $2,691,095)			3,311,940

LIMITED PARTNERSHIPS 6.19%
Enbridge Energy Partners LP		250,000	7,905,000
Enterprise Products Partners LP		475,000	29,464,250
MarkWest Energy Partners LP		78,000	5,476,380
Williams Partners LP		135,000	6,779,700

TOTAL LIMITED PARTNERSHIPS (Cost $34,491,469)			49,625,330

	BOND RATING MOODY/S&P	PRINCIPAL AMOUNT	VALUE

CORPORATE BONDS 0.41%

Diversified Telecommunication Services 0.41%
Frontier Communications Corp.
7.125%, 01/15/2023	Ba2/BB-	$1,000,000	995,000
8.250%, 04/15/2017	Ba2/BB-	2,000,000	2,280,000

TOTAL CORPORATE BONDS
(Cost $3,097,306)			3,275,000

		SHARES	VALUE

MUTUAL FUNDS 0.56%
Loomis Sayles Institutional High Income Fund		548,386	4,463,862

TOTAL MUTUAL FUNDS (Cost $4,000,000)			4,463,862

	SHARES	VALUE
MONEY MARKET FUNDS 1.64%
Goldman Sachs Financial Square Treasury Instruments Fund, 0.001% (7-Day Yield)	13,131,547	$13,131,547

TOTAL MONEY MARKET FUNDS
(Cost $13,131,547)		13,131,547

TOTAL INVESTMENTS - 135.05%
(Cost $874,453,410)		$1,082,530,227

LEVERAGE FACILITY - (36.18%)		(290,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.13%		9,101,399

NET ASSETS - 100.00%		$801,631,626

(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of July 31, 2013. (See Note 4)
(2)	Loaned security; a portion or all of the security is on loan at July 31, 2013. (See Note 4)
(3)	Non Income Producing Security.
(4)	Restricted security. (See Note 5)
(5)	Security fair valued by management, pursuant to procedures approved by the Board of Trustees. (See Note 1) The Fund has engaged in a private purchase of preferred shares in an oil and gas well, operated by Anglo Dutch Corporation, a private company. The preferred shares have an expected life of 24 months, which would result in an effective maturity date of 11/30/2013.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

S.A. - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

SpA - Societa Per Azioni is an Italian shared company.

See Notes to Quarterly Statement of Investments.

Notes to Quarterly Statement of Investments

July 31, 2013 (Unaudited)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the New York Stock Exchange (“Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its Statement of Investments. The preparation of the Statement of Investments is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time).

For equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and asked price will be used. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Securities for which market quotations or valuations are not available are valued at fair value in good faith by or at the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of July 31, 2013:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,008,722,548	$–	$–	$1,008,722,548
Preferred Stocks Electric Utilities	–	1,815,078	–	1,815,078

Multi-Utilities	–	930,862	–	930,862
Oil, Gas & Consumable Fuels	–	–	566,000	566,000
Limited Partnerships	49,625,330	–	–	49,625,330
Corporate Bonds	–	3,275,000	–	3,275,000
Mutual Funds	4,463,862	–	–	4,463,862
Money Market Funds	13,131,547	–	–	13,131,547
Total	$1,075,943,287	$6,020,940	$566,000	$1,082,530,227

*See	Statement of Investments for industry classifications.

During the nine months ended July 31, 2013, there were no significant transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2012	Accrued Discount/ Premium	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 7/31/2013	Net change in unrealized appreciation / (depreciation) attributable to Level 3 investments still held at 7/31/2013
Preferred Stocks	$1,846,000	(1,162,110)	–	(117,890)	–	–	$566,000	$(117,890)
TOTAL	$1,846,000	(1,162,110)	–	(117,890)	–	–	$566,000	$(117,890)

*See	Statement of Investments for industry classifications.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the New York Stock Exchange (normally, 4:00 p.m. New York time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. UNREALIZED APPRECIATION / (DEPRECIATION)

The differences between book-basis and tax-basis are primarily due to the deferral of wash sale losses. As of July 31, 2013, the cost of securities on a tax basis and gross unrealized appreciation/(depreciation) on investments for federal income tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$246,044,086
Gross unrealized depreciation (excess of tax cost over value)	(26,273,717)

Net unrealized appreciation	$219,770,369

Cost of investments for income tax purposes	$862,759,858

3. BORROWINGS

As a result of the redemption of the preferred shares, the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $240,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. The Fund paid an arrangement fee of 0.25% (the “Arrangement Fee”) on the Initial Maximum Commitment. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Under the terms of the Agreement, BNP was permitted, with 180 days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 1.10% on the amount borrowed and 1.00% on any undrawn balance.

The Agreement was amended on September 14, 2012 )the “Amendment”) to (i) increase the Initial Maximum Commitment to $290,000,000 (the “Current Maximum Commitment”), (ii) expand the Notice Period to 270 days and (iii) waived the Arrangement Fee on the increased borrowing made available under the Current Maximum Commitment.

For the nine months ended July 31, 2013, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $290,000,000 and 1.30%, respectively. As of July 31, 2013, the amount of such outstanding borrowings is $290,000,000. The interest rate applicable to the borrowings on July 31, 2013 was 1.29%. As of July 31, 2013, the amount of pledged collateral was $647,446,702.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The

Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of July 31, 2013, the value of securities on loan was $274,058,832.

The Board of Trustees has approved the Agreement, as amended, and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the nine months ended July 31, 2013.

4. RESTRICTED SECURITIES

As of July 31, 2013, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of July 31, 2013 were as follows:

Description	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Anglo Dutch Oil Well Preferred Stock	11/30/2013	11/30/2011	$457,203	$566,000	0.07%

TOTAL			$457,203	$566,000	0.07%

Item 2. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the 1940 Act, are attached as Exhibit 99.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (principal executive officer)

Date:	September 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (principal executive officer)

Date:	September 27, 2013

By:	/s/ Lauren E. Johnson
Lauren E. Johnson
Treasurer (principal financial officer)

Date:	September 27, 2013